Exhibit 99.04

ADAPTEC, INC.

2006 DIRECTOR PLAN

NOTICE OF RESTRICTED STOCK UNIT AWARD

The terms defined in the Adaptec, Inc. 2006 Director Plan (the “Plan”) shall have the same meanings in this Notice of Restricted Stock Unit Award (“Notice of Grant”).

Name:

Address:

You have been granted an award of Restricted Stock Units (“RSUs”), subject to the terms and conditions of the Plan and the attached Award Agreement (Restricted Stock Units) (the “RSU Agreement”) to the Plan (available in hard copy by request), as follows:

Number of RSUs:

Date of Grant:

Vesting Commencement Date:

Expiration Date:	The date on which settlement of all RSUs granted hereunder occurs, with earlier expiration upon the Termination Date

Vesting Schedule:

[Insert Vesting Schedule]

[Remainder of page intentionally left blank, signature page follows.]

I,                                        , (“Participant”) understand that my membership on the Company’s board of directors is for an unspecified duration, and that nothing in this Notice of Grant, the RSU Agreement or the Plan changes the nature of that relationship.  I acknowledge that the vesting of the RSUs pursuant to this Notice of Grant is earned only by my continuing service as a director of the Company.  I also understand that this Notice of Grant is subject to the terms and conditions of both the RSU Agreement and the Plan, both of which are incorporated herein by reference.  I have read both the RSU Agreement and the Plan.

PARTICIPANT	ADAPTEC, INC.

By:

Print Name:	Its:

ADAPTEC, INC.

2006 DIRECTOR PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Unless otherwise defined herein, the terms defined in the Adaptec, Inc. 2006 Director Plan (the “Plan”) shall have the same defined meanings in this Award Agreement (Restricted Stock Units) (the “Agreement”).

You have been granted Restricted Stock Units (“RSUs”) subject to the terms, restrictions and conditions of the Plan, the Notice of Restricted Stock Unit Grant (“Notice of Grant”) and this Agreement.

1.             Settlement.  Settlement of RSUs shall be made within 30 days following the applicable date of vesting under the vesting schedule set forth in the Notice of Grant.  Settlement of RSUs shall be in Shares.

2.             No Stockholder Rights.  Unless and until such time as Shares are issued in settlement of vested RSUs, Participant shall have no ownership of the Shares allocated to the RSUs and shall have no right dividends or to vote such Shares.

3.             Dividend Equivalents.   Dividends, if any (whether in cash or Shares), shall not be credited to Participant.

4.             No Transfer.  The RSUs and any interest therein shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of.

5.             Termination.  If Participant’s membership on the Company’s board of directors terminates for any reason, all unvested RSUs shall be forfeited to the Company forthwith, and all rights of Participant to such RSUs shall immediately terminate.  In case of any dispute as to whether Termination has occurred, the Committee shall have sole discretion to determine whether such Termination has occurred and the effective date of such Termination.

6.             No Rights as Director.  Nothing in this Agreement shall affect in any manner whatsoever the right or power of the Company, or a Parent or Subsidiary of the Company, to terminate Participant’s membership on the Company’s Board of Directors.

7.             Acknowledgement.  The Company and Participant agree that the RSUs are granted under and governed by this Agreement and by the provisions of the Plan (incorporated herein by reference).  Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the RSUs subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice of Grant.

8.             Tax Consequences.  Participant acknowledges that there will be tax consequences upon settlement of the RSUs or disposition of the Shares, if any, received in connection therewith, and Participant should consult a tax adviser regarding Participant’s tax obligations prior to such settlement or disposition. Upon vesting of the RSU, Participant will include in income the fair market value of the Shares subject to the RSU.  The included amount will be treated as ordinary income by Participant and will be subject to withholding by the Company.  Before any Shares subject to this Agreement are issued, Participant must provide funds to the Company equal to the amount of the Company’s income tax withholding obligation(s).  Information on possible arrangements can be obtained from the Company.  Upon disposition of the Shares, any subsequent increase or decrease in value will be treated as short-term or long-term capital gain or loss, depending on whether the Shares are held for more than one year from the date of settlement.

9.             Compliance with Laws and Regulations.  The issuance of Shares will be subject to and conditioned upon compliance by the Company and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s Common Stock may be listed or quoted at the time of such issuance or transfer.

10.           Successors and Assigns.  The Company may assign any of its rights under this Agreement.  This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon Participant and Participant’s heirs, executors, administrators, legal representatives, successors and assigns.

11.           Governing Law; Severability.  The Plan and Notice of Grant are incorporated herein by reference.  The Plan, the Notice of Grant and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof.  This Agreement is governed by California law except for that body of law pertaining to conflict of laws.  If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

12.           Enforcement of Rights.  No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

13.           Construction.  This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

14.           Notices.  Any notice to be given under the terms of the Plan shall be addressed to the Company in care or its principal office, and any notice to be given to the Participant shall be addressed to such Participant at the address maintained by the Company for such person or at such other address as the Participant may specify in writing to the Company.

15.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall he deemed an original and all of which together shall constitute one instrument.

By your signature and the signature of the Company’s representative on the Notice of Grant, Participant and the Company agree that this RSU is granted under and governed by the terms and conditions of the Plan, the Notice of Grant and this Agreement.  Participant has reviewed the Plan, the Notice of Grant and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice of Grant and this Agreement.  Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice of Grant and this Agreement.  Participant further agrees to notify the Company upon any change in Participant’s residence address.